UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 20, 2025

Free Flow USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54868	45-3838831
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9243 John F. Kennedy Blvd., Suite 104

North Bergen, NJ 07047

(Address of principal executive offices)

Phone: +(703) 789-3344

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act: None.

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 – Change in Registrant’s Certifying Accountant.

On October 28, 2024 the Securities & Exchange Commission informed the Company that registration of Yusufali & Associates, PC, the independent registered accounting firm for Free Flow USA, Inc. (“the Company”) with PCA OB had been revoked.  The Company filed an 8K on November 1, 2024.

The action to revoke the registration of Company’s auditors and engage new auditors was approved by the Board of Directors. No audit committee exists, other than the members of the Board of Directors.

The Company and Yusufali have not, during the two most recent fiscal years and any subsequent interim period preceding Yusufali & Associates’ registration revocation (dismissal), had no disagreements among themselves (Company with Yusufali & Associates, P.C.) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Yusufali & Associates, P.C. concerning the subject matter of each of such disagreements would have caused them to make reference thereto in their report on the financial statements.

On March 19, 2025 the Board of Directors of the Company approved the engagement of new auditors, BCRG Group, Inc. of Irvine, California, bearing PCA OB registration # 7178, to be the Company’s independent registered public accountant.

Prior to engaging BCRG, the Company had not consulted BCRG regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with BCRG, regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosures, or auditing scope of procedure, which disagreements , if not resolved to the satisfaction of  the prior auditor, would  have caused it  to make a reference to the subject mater of the disagreements in connection with its reports.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Free Flow USA, Inc.

Date: March 20, 2025

By: /s/ Sabir Saleem

Sabir Saleem

President & CEO